Exhibit 10.424

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (the “Guaranty”) is made as of February 15, 2018 by REGIONAL HEALTH PROPERTIES, INC., a Georgia corporation, as guarantor (the “RHP Guarantor”), ADCARE PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as guarantor (the “AdCare Guarantor”), and HEARTH & HOME OF OHIO, INC., a Georgia limited liability company, as guarantor (the “HHO Guarantor”; in such capacity as guarantors, the RHP Guarantor, the AdCare Guarantor and the HHO Guarantor are collectively referred to herein as “Guarantors” and each as a “Guarantor”) to and for the benefit of PINECONE REALTY PARTNERS, II, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

A.     Lender has agreed to make loans, advances and other extensions of credit to CP Property Holdings, LLC, a Georgia limited liability company, as borrower (the “CP Borrower”), Northwest Property Holdings, LLC, a Georgia limited liability company, as borrower (the “Northwest Borrower”), Attalla Nursing ADK, LLC, a Georgia limited liability company, as borrower (the “Attalla Borrower”), and AdCare Property Holdings, LLC, a Georgia limited liability company, as borrower (the “AdCare Borrower”; in such capacity as borrowers, the CP Borrower, the Northwest Borrower, the Attalla Borrower and the AdCare Borrower are collectively referred to herein as “Borrowers” and, each as a “Borrower”), pursuant to that certain Loan Agreement, dated of even date herewith, by and among Borrowers, Regional Health Properties, Inc., Guarantors and Lender (the “Loan Agreement”). All capitalized terms used but not otherwise defined in this Guaranty shall have the meanings provided to such terms in the Loan Agreement.

B.     Each Guarantor is a member of, or the owner of a direct or indirect equity interest in, the Borrower whose obligations it will guarantee hereunder and, as such, has and will derive direct pecuniary and other substantial benefits from the making of the loans, advances and other extensions of credit to such Borrower by Lender.

C.     In consideration of such benefits, each Guarantor has agreed to guarantee the payment and performance of such Borrower's Obligations to Lender in accordance with the terms, conditions and limitations set forth herein.

D.     This Guaranty is given as a condition to such loans, advances and other extensions of credit and is intended to provide security for the payment and performance of the Obligations owing by Borrowers to Lender.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Guarantor agrees as follows:

1.     Guaranty.

(a)     Guaranty of Obligations of the CP Borrower. The RHP Guarantor and the AdCare Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender (i) the full and prompt payment of the Loan made to the CP Borrower pursuant to the Loan Agreement and all other sums owed by the CP Borrower under the Loan Agreement and the other Loan Documents and (ii) the full and prompt performance by the CP Borrower of its other Obligations under the Loan Agreement and the other Loan Documents, in each case, whether now in existence or hereafter arising, and including any such Obligations incurred after the commencement of any proceeding under any Debtor Relief Law (including any interest accruing under any Loan Document after the filing of a petition with respect to the CP Borrower under any Debtor Relief Law, whether or not allowed or allowable as a claim in the related proceeding), as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise, or otherwise be required to be performed. This is a guaranty of payment and performance and not merely of collection.

(b)     Guaranty of Obligations of the Northwest Borrower. The RI-IP Guarantor and the AdCare Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender (i) the full and prompt payment of the Loan made to the Northwest Borrower pursuant to the Loan Agreement and all other sums owed by the Northwest Borrower under the Loan Agreement and the other Loan Documents and (ii) the full and prompt performance by the Northwest Borrower of its other Obligations under the Loan Agreement and the other Loan Documents, in each case, whether now in existence or hereafter arising, and including any such Obligations incurred after the commencement of any proceeding under any Debtor Relief Law (including any interest accruing under any Loan Document after the filing of a petition with respect to the Northwest Borrower under any Debtor Relief Law, whether or not allowed or allowable as a claim in the related proceeding), as and when the same shall become due and payable, whether at maturity by acceleration or otherwise, or otherwise be required to be performed. This is a guaranty of payment and performance and not merely of collection.

(c)     Guaranty of Obligations of the Attalla Borrower. The RHP Guarantor and the HHO Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender (i) the full and prompt payment of the Loan made to the Attalla Borrower pursuant to the Loan Agreement and all other sums owed by the Attalla Borrower under the Loan Agreement and the other Loan Documents and (ii) the full and prompt performance by the Attalla Borrower of its other Obligations under the Loan Agreement and the other Loan Documents, in each case, whether now in existence or hereafter arising, and including any such Obligations incurred after the commencement of any proceeding under any Debtor Relief Law (including any interest accruing under any Loan Document after the filing of a petition with respect to the Attalla Borrower under any Debtor Relief Law, whether or not allowed or allowable as a claim in the related proceeding), as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise, or otherwise be required to be performed. This is a guaranty of payment and performance and not merely of collection.

(d)     Guaranty of Obligations of the AdCare Borrower. The RHP Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender (i) the full and prompt payment of the Loan made to the AdCare Borrower pursuant to the Loan Agreement and all other sums owed by the AdCare Borrower under the Loan Agreement and the other Loan Documents and (ii) the full and prompt performance by the AdCare Borrower of its other Obligations under the Loan Agreement and the other Loan Documents, in each case, whether now in existence or hereafter arising, and including any such Obligations incurred after the commencement of any proceeding under any Debtor Relief Law (including any interest accruing under any Loan Document after the filing of a petition with respect to the AdCare Borrower under any Debtor Relief Law, whether or not allowed or allowable as a claim in the related proceeding), as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise, or otherwise be required to be performed. This is a guaranty of payment and performance and not merely of collection.

Notwithstanding anything contained herein to the contrary, for so long as that certain Limited Guaranty and Security Agreement dated December 14, 2016 by the RHP Guarantor, as successor in interest to AdCare Health Systems, Inc., in favor of KeyBank National Association (the “KeyBank Guaranty”) shall be in effect, any payment made to Lender by the RHP Guarantor as a result of this Guaranty shall not be made from funds distributed to the RHP Guarantor from Mt. Kenn Property Holdings, LLC, KB HUD Master Tenant 2014, LLC, or Sumter Valley Holdings, LLC, either directly or indirectly, within one hundred eighty (180) days of such distribution; provided, however, that after one hundred eighty (180) following the making of such distribution to the RHP Guarantor, such funds shall be considered released from the KeyBank Guaranty and shall be available as a source of funds for payment of this Guaranty.

3.     Continuing Nature. This Guaranty shall be continuing and shall not be discharged, impaired or affected by (i) the power or authority or lack thereof of any Borrower to incur or contract for any Obligations or to execute, acknowledge or deliver any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any Obligations; (ii) the regularity or irregularity, validity or invalidity, or enforceability or unenforceability of any Obligations; (iii) any defenses or counterclaims whatsoever that any Borrower may or might have to the payment or performance of any Obligations or to the assertion of a default under any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any Obligations including, but not limited to, lack of consideration, statute of frauds, infancy, breach of warranty, lender liability, usury, fraud and statute of limitations; (iv) the existence or non-existence of any Borrower as a legal entity; (v) the transfer by any Borrower of all or any part of the property securing any Obligations; (vi) any right of setoff, counterclaim or defense (other than the payment and performance of any Obligations in full) that a Guarantor may or might have to its respective undertakings, liabilities and obligations under this Guaranty, each and every such defense being hereby waived by each Guarantor; or (vii) the inability of Lender to claim any amount of interest, fees, costs, or charges from any Borrower pursuant to Section 506(b) of the Bankruptcy Code.

4.     Guarantors' Agreement to Pay. Each Guarantor further agrees, as the principal obligor and not as a guarantor or surety only, to pay to Lender, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Lender in connection with the enforcement of this Guaranty against such Guarantor.

5.     Obligations Absolute. The obligations of Guarantors hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which may be taken without the consent of, or notice to, any Guarantor, nor shall any of the following give Guarantors any recourse or right of action against Lender:

(a)     Any express or implied amendment, modification, renewal, addition, supplement, extension (including extensions beyond the original term) or acceleration of or to any of the Loan Documents;

(b)     Any exercise or non-exercise by Lender of any right or privilege under this Guaranty or any of the Loan Documents;

(c)     Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Borrower, any Guarantor or any other guarantor (which term shall include any other party at any time directly or contingently liable for any Borrower's obligations under the Loan Documents) or any affiliate of any Borrower or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not any Guarantor shall have had notice or knowledge of any of the foregoing;

(d)     Any release or discharge of any Borrower from its liability under any of the Loan Documents or any release or discharge of any endorser or guarantor or of any other party at any time directly or contingently liable for the Obligations;

(e)     Any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any Property or other collateral described in any of the Loan Documents or otherwise in any manner, or any substitution with respect thereto;

(f)     Any assignment or other transfer of this Guaranty in whole or in part or of any of the Loan Documents;

(g)     Any acceptance of partial performance of the Obligations;

(h)     Any consent to the transfer of any Property or any portion thereof or any other collateral described in the Loan Documents or otherwise; and

(i)     Any bid or purchase at any sale of any Property or any other collateral described in the Loan Documents or otherwise.

6.     Waivers.

Each Guarantor unconditionally waives any defense to the enforcement of this Guaranty, including:

(a)     All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty;

(b)     Any right to require Lender to proceed against any Borrower or any guarantor at any time or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

(c)     The defense of any statute of limitations affecting the liability of any

Guarantor hereunder or the liability of any Borrower, or any guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

(d)     Any defense arising by reason of any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or any disability of any Borrower or any guarantor or of any manner in which Lender has exercised its rights and remedies under the Loan Documents, or by any cessation from any cause whatsoever of the liability of any Borrower or any guarantor;

(e)     Without limitation on clause (d) above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower or any principal of any Borrower or any defect in the formation of any Borrower or any principal of any Borrower;

(f)     Any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes represented by such Borrower to Lender or intended or understood by Lender or any Guarantor;

(g)     Any defense based upon an election of remedies by Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of any Guarantor or the rights of any Guarantor to proceed against any Borrower or any guarantor for reimbursement, or both;

(h)     Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

(i)     Any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 11ll(b)(2) of the Federal Bankruptcy Code or any successor statute;

(j)     Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

(k)     Any duty of Lender to advise any Guarantor of any information known to Lender regarding the financial condition of any Borrower and all other circumstances affecting any Borrower's ability to perform its obligations to Lender, it being agreed that each Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances; and

(l)     Any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Lender now has or may hereafter have against Borrower or any benefit of, or any right to participate in, any security now or hereafter held by Lender.

7.     Subrogation. Each Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate such Guarantor's right of subrogation against any Borrower or any guarantor and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, each Guarantor hereby authorizes and empowers Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of each Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, until all Obligations have been repaid and the Mortgages have been released or reconveyed, each Guarantor hereby waives and releases, to the fullest extent permitted by law, any claim or other rights which such Guarantor may now have or hereafter acquire against any Borrower or any other guarantor of all or any of the obligations of such Guarantor hereunder that arise from the existence or performance of such Guarantor's obligations under this Guaranty or any of the other Loan Documents, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against any Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.

8.     Additional Waivers. No Guarantor shall be released or discharged, either in whole or in part, by Lender's failure or delay to (i) perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of any Borrower, any Guarantor or any other guarantor, or (ii) protect the property covered by such lien or security interest.

9.     Subordination. Without limitation on the waivers and releases contained herein:

(a)     Each Guarantor subordinates all present and future indebtedness owing by any Borrower to such Guarantor to the obligations at any time owing by such Borrower to Lender under the Loan Documents. Each Guarantor assigns all such indebtedness to Lender as security for this Guaranty.

(b)     Each Guarantor agrees to make no claim on such indebtedness until all obligations of any Borrower under the Loan Documents have been fully discharged.

(c)     Each Guarantor further agrees not to assign all or any part of such indebtedness without the prior written consent of Lender, which consent may be granted or withheld by Lender in its sole and absolute discretion. If Lender so requests, (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (ii) all security for such indebtedness shall be duly assigned and delivered to Lender, (iii) such indebtedness shall be enforced, collected and held by such Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty, and (iv) such Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If any Guarantor fails to take any such action, Lender, as attorney in fact for such Guarantor, is hereby authorized to do so in the name of such Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

10.     Proceedings on Default. Upon the failure of any Borrower to promptly and completely make any required payment and performance of its Obligations, Lender may, at its option: (a) proceed directly and at once without notice of such default, against the Guarantor who has guaranteed such Obligations to collect and recover the full amount of the liability hereunder, or any portion thereof, without proceeding against such Borrower or any other person, or endorser, surety or guarantor, or foreclosing upon, selling, or otherwise disposing of, or enforcing, or collecting or applying any property, real or personal, Lender may then have as security for such Obligations, and without enforcing or proceeding under any other guaranty; (b) sell the real and personal property Lender may then have as security for such Obligations under the power of sale contained in any mortgage deed, security agreement or similar instrument pursuant to which such property is held or to which such property is subject or sell such property through judicial foreclosure, as Lender may elect, notice of any such election being expressly waived by such Guarantor, and proceed against such Guarantor for an amount equal to the difference between the net proceeds of such sale to Lender and the amount of such Obligations then due and owing. Nothing herein shall prohibit Lender from exercising its rights against any Guarantor, any other guarantor, endorser, or surety, the security, if any, for the Obligations, and any Borrower simultaneously, jointly and/or severally.

11.     Representations. Each Guarantor represents and warrants to Lender that: this Guaranty does not violate the provisions of any document, agreement or other instrument by which such Guarantor is bound; no consent or authorization is required as a condition to the execution of this Guaranty; the financial statements and other financial information provided by such Guarantor to Lender are true and correct in all respects and represent assets owned solely by such Guarantor in its name and such assets are not owned, held or subject to a claim, by any other person or entity; such Guarantor is fully aware of the financial condition of Borrower; such Guarantor delivers this Guaranty based solely upon such Guarantor's own independent investigation and understanding of the transaction of which this Guaranty is a part and in no part upon any representation or statement of Lender with respect thereto; such Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning any Borrower's financial condition or business operations as such Guarantor may  deem material to its obligations hereunder and such Guarantor is not relying upon, nor expecting Lender to furnish such Guarantor with, any information in Lender's possession concerning any Borrower's financial condition or business operations. Each Guarantor acknowledges and agrees that it hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty”, which risk includes, without limitation, the possibility that any Borrower will incur or contract for additional indebtedness for which such Guarantor will be liable hereunder.

12.     Independent, Separate and Unsecured Obligations. The obligations of each Guarantor hereunder shall be absolute and unconditional and are independent of the obligations of any Borrower or of any other person, endorser, surety or guarantor; and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against any Guarantor whether or not such Guarantor is the alter ego of a Borrower and whether or not a Borrower is joined therein or a separate action or actions are brought against such Borrower. Lender's rights hereunder shall not be exhausted until all of the Obligations have been fully paid and performed. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument, unless such security instrument expressly recites that it secures this Guaranty.

13.     Bankruptcy.

(a)     All of the Obligations shall, at the option of Lender, forthwith become due and payable if there shall be filed by or against any Borrower or any Guarantor a petition in bankruptcy or for insolvency proceedings or for reorganization, dissolution or liquidation, or for appointment of a receiver or trustee, or if any Borrower or any Guarantor makes an assignment for the benefit of creditors. This Guaranty shall remain in full force and effect, without abatement, until the Obligations have been paid or performed in full and all other obligations guaranteed hereunder have been performed to the satisfaction of Lender, it being expressly understood and agreed to by each Guarantor that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential, set aside or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower all as though such payment had not been made, to such Borrower or a trustee, receiver or any other party. Each Guarantor understands and agrees that in the event Lender is required to so return all or any portion of a payment received from any Borrower, such Guarantor shall be required to pay Lender for such amount.

(b)     So long as any of the obligations guaranteed hereunder shall be owing to Lender, no Guarantor shall, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against any Borrower. Each Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to any Borrower. As an example and not in any way of limitation, a subsequent modification of the Obligations in any reorganization case concerning any Borrower shall not affect the obligation of a Guarantor to pay and perform such Borrower's Obligations in accordance with its original terms. In any bankruptcy or other proceeding in which the filing of claims is required by law, each Guarantor shall file all claims which such Guarantor may have against such Borrower or relating to any indebtedness of such Borrower to such Guarantor and shall assign to Lender all rights of such Guarantor thereunder. If a Guarantor does not file any such claim, Lender, as attorney in fact for such Guarantor, is hereby authorized to do so in the name of such Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, each Guarantor hereby assigns to Lender all of such Guarantor's rights to any such payments or distributions; provided, however, such Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. Notwithstanding anything to the contrary herein, the liability of each Guarantor hereunder shall be reinstated and revised, and the rights of Lender shall continue, with respect to any amount at any time paid by or on behalf of any Borrower on account of the Loan Documents which Lender shall restore or return by reason of the bankruptcy, insolvency or reorganization of such Borrower or for any other reasons, all as though such amount had not been paid.

14.     Unenforceability of Obligations Against Borrower. If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of its Obligations, or if any of the Obligations have become irrecoverable from any Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor who has guaranteed such Obligations to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of any document, agreement or other instrument evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by the Guarantor who guaranteed such Obligations.

15.     Payments. Each Guarantor covenants and agrees that any payments by such Guarantor of the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereinafter in effect in any jurisdiction affecting any of such terms of the rights of Lender with respect thereto. Without limiting the generality of the foregoing, each Guarantor's obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than Dollars or at a place other than the place specified or designated by Lender for the payment of the Obligations.

16.     Taxes. All payments hereunder shall be made without any counterclaim of setoff, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature (other than on the income of Lender) (“Taxes”), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by each Guarantor hereunder. If for any reason, any such reduction is made or any Taxes are paid by Lender, each Guarantor will pay to Lender the additional amounts as may be necessary to ensure that it receives the same net amount that it would have received had no reduction been made of Taxes paid.

17.     (Intentionally Omitted)

18.     Further Assurances. Each Guarantor agrees that it will promptly provide to Lender information relating to the financial condition of such Guarantor from time to time as Lender may reasonably request, including but not being limited to, the provision of financial statements and tax returns on an annual basis and all reports that its Subsidiaries are entitled to under their respective leases with Operators.

19.     Successors and Assigns. This Guaranty shall be binding upon Guarantors and their respective heirs, executors, personal representatives, successors and assigns, and shall inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns.

20.      Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

21.     Notices. All notices, consents, approvals and requests required or permitted under this Guaranty or any other Loan Document (a “Notice”) shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or, with respect to routine or administrative notices (but specifically excluding notices of Default, Events of Default or acceleration of the Obligations) by electronic mail, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party):

If to Lender:

Pinecone Realty Partners Il, LLC

315 S. Beverly Drive, Suite 404

Beverly Hills, CA 90212

With a copy to:

McGuireW00ds LLP

Gateway Plaza

800 East Canal Street

Richmond, Virginia 23219

Attn: Nancy R. Little, Esq.

If to Guarantors:

454 Satellite Boulevard, Suite 100

Suwannee, Georgia 30024

A Notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of overnight delivery, upon the first attempted delivery on a Business Day; or, in the case of electronic mail, at the time of delivery.

22.     (Intentionally Omitted).

23.     Amendments and Modifications. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions and modifications of the Obligations and the documents, agreements and other instruments evidencing, securing or otherwise executed in connection with the Obligations, and all references to the Obligations and such documents, agreements or instruments shall be deemed to include any renewal, extension, amendment or modification thereof.

24.     Assignment. Lender may, upon written notice to Guarantors, assign or otherwise transfer any document, agreement or other instrument held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein to any other Person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all rights in respect thereof granted to Lender herein. Each Guarantor acknowledges that it may not assign any of its rights or delegate any of its duties under this Guaranty.

25.     Governing Law; Venue, etc.

(a)     THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)     ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY GUARANTOR ARISING OUT OF OR RELATING To THIS GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND EACH GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT TN ANY SUIT, ACTION OR PROCEEDING.

(c)     Guarantors expressly acknowledge and agree that the provisions of this Section 25 are reasonable and made for the express benefit of Lender.

26.     Trial by Jury. EACH GUARANTOR AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY SUCH GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 26 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

27.     No Oral Modifications or Waivers. This Guaranty shall not be modified nor any of its provisions waived except by a writing signed by the party against whom such modification or waiver is sought to be enforced.

28.     Termination of Agreement. Upon the satisfaction in full of all amounts owing under the Loan Agreement and all other Obligations, this Guaranty shall terminate without further action by Lender; provided, however, that this Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Guarantor for liquidation or reorganization, should any Guarantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Laws, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. Upon termination of this Guaranty, Lender will execute and deliver to Guarantors any releases, termination statements or similar instruments of reconveyance as any Guarantor may reasonably request. All such instruments and documents shall be prepared by such Guarantor and filed or recorded by such Guarantor, at such Guarantor's sole expense, and Lender shall not have any duty, obligation or liability with respect thereto.

29.     Severability. Any provision of this Guaranty or of any related instrument or document executed pursuant hereto which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Laws, each Guarantor hereby waives any provision of law which renders any provision hereof or thereof prohibited or unenforceable in any respect.

30.     Headings. The section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

31.     Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier, facsimile machine, portable document format (“PDF') or other electronic means shall be as effective as delivery of a manually executed counterpart of this Guaranty. The effectiveness of any such documents and signatures shall, subject to Applicable Laws, have the same force and effect as manually signed originals and shall be binding on Guarantorss and Lender. Lender may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature. No party may raise the use of a telecopier, facsimile machine, PDF or other electronic means, or the fact that any signature was transmitted through the use of a telecopier, facsimile machine, PDF or other electronic means, as a defense to the enforcement of this Guaranty.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first set forth above.

GUARANTORS:

REGIONAL HEALTH PROPERTIES, INC.,
a Georgia corporation

By:	/s/ Brent Morrison
Name:	Brent Morrison
Title:	Chief Executive Officer

ADCARE PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Brent Morrison
Name:	Brent Morrison
Title:	Manager

HEARTH & HOME OF OHIO, INC.,
a Georgia corporation

By:	/s/ Brent Morrison
Name:	Brent Morrison
Title:	President

Signature Page - Guaranty